UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 9, 2021

INVESTVIEW, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27019	87-0369205
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

234 Industrial Way West, Suite A202
Eatontown, New Jersey	07724
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	732-889-4300

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Title of each class	Trading symbol(s)	Name of each change on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 5.02—DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 7, 2021, Investview, Inc., appointed Ralph R. Valvano as its Chief Financial Officer and Jayme McWidener resigned as Chief Financial Officer to accept the position of Chief Accounting Officer.

Mr. Valvano, 51, has prior experience including the positions of Acting CFO for a private equity firm on behalf of Tatum Executive Services, Investment Banking services at RRV Consulting, CFO/COO of J.C. Flowers Asset Management, part of a $15 billion-dollar private equity firm, Financial and Operations Principal (FinOp) of J.C. Flowers Securities, a FINRA registered broker-dealer, and CFO of Flowers National Bank NA. Prior to that, Mr. Valvano held various roles at JPMorganChase and ended his tenure as the Global Investment Bank Management Controller. Mr. Valvano began his career as a financial services auditor for PricewaterhouseCoopers.

Mr. Valvano has entered into an employment agreement with Investview under which he will receive a salary of $225,000 per year and an aggregate of 6.5 million shares of Investview’s common stock, which vest over a five-year period.

The employment agreement between Investview and Ms. McWidener was amended to reflect her new title and duties.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as exhibits to this report:

Exhibit Number*	Title of Document	Location

Item 10	Material Contracts
10.89	Employment Agreement between Investview, Inc., and Ralph R. Valvano, effective as of June 7, 2021	This filing
10.90	Amendment to Employment Agreement between Investview, Inc., and Jayme McWidener, effective as of June 7, 2021	This filing

Item 99	Miscellaneous
99.01	Press Release dated June 9, 2021	This filing

*	All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTVIEW, INC.

Dated: June 9, 2021	By:	/s/ Annette Raynor
Annette Raynor
Chief Operations Officer

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